                                                                    Exhibit 21.1

      Set forth below is a list of subsidiaries of the Registrant. Omitted from the following list are the names of particular subsidiaries which, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented.

                                                             Jurisdiction
                                                                 of
Name                                                        Incorporation
----                                                        -------------

 ..Reliance Financial Services Corporation                   Delaware
 ....Reliance Insurance Group, Inc.                          Delaware
 ......Reliance Corporate Services Inc.                      Delaware

 ....Reliance Insurance Company                              Pennsylvania

                          SEE ANNEX 1 FOR SUBSIDIARIES
                                       OF
                           RELIANCE INSURANCE COMPANY

 ..Reliance Development Group, Inc.                          Delaware

                          SEE ANNEX 2 FOR SUBSIDIARIES
                                       OF
                        RELIANCE DEVELOPMENT GROUP, INC.


 ..Convenience & Safety Corporation                          Delaware
 ..Leasco Intercontinental N.V.                              Neth. Antilles
 ..Reliance Protective Services, Inc.                        Delaware
 ..Reliance General Services, Inc.                           Delaware

              ANNEX 1 - SUBSIDIARIES OF RELIANCE INSURANCE COMPANY

                                                            Jurisdiction
                                                                of
Name                                                        Incorporation
----                                                        -------------

Reliance Insurance Company                                  Pennsylvania
 ..Arcadia National Life Insurance Company                   Arizona
 ..Cananwill, Ltd.                                           Bermuda
 ..Diamond Insurance Services, Inc.                          Delaware
 ..Enterprise Earnings Protection, Inc.                      Delaware
 ....EEPI Adjusting, Inc.                                    Delaware
 ....Enterprise Earnings Insurance Services                  Delaware
 ..Flynns Crossing Development Corporation                   Virginia
 ....Flynns Crossing, L.P.                                   Virginia
 ..Flynn's Crossing Homeowners Association                   Virginia
 ..Flynn's Crossing Realty Corp.                             Virginia
 ..Garnet Company                                            Delaware
 ..IAGM Corporation                                          New York
 ..Market Axis Insurance Agency, Inc.                        New Jersey
 ..Marketing Management, Inc.                                Delaware
 ..Petroleum Interests, Inc.                                 Delaware
 ..Platinum Investors, Inc.                                  Delaware
 ..Point, Click & Bind, Inc.                                 Delaware
 ..Regent International Insurance Company, Ltd.              Bermuda
 ..Reliance Consumer Services, Inc.                          Texas
 ..Reliance Custom Underwriting Facility, Inc.               Pennsylvania
 ..Reliance Development Company, Inc. of Tucson              Delaware
 ....Reliance Centro Limited Partnership                     Arizona
 ..Reliance Development Pueblo Parking, Inc.                 Arizona
 ....Reliance Pueblo Limited Partnership                     Arizona
 ..Reliance Direct Insurance Company                         Pennsylvania
 ....Reliance Direct Agency, Inc.                            Pennsylvania
 ..Reliance Insurance Companies Foundation                   Pennsylvania
 ..Reliance Insurance Company of Illinois                    Illinois
 ..Reliance Insurance Group Brokerage Division, Inc.         Pennsylvania
 ..Reliance Life Companies                                   Pennsylvania
 ..Reliance Life Insurance Company                           Delaware
 ..Reliance Lloyds                                           Texas
 ..Reliance National Asia Re Pte Ltd.                        Singapore
 ..Reliance National (Barbados) Insurance, Ltd.              Barbados
 ....Reliance National Brasil Seguros S.A.                   Brazil
 ....Reliance National Compania Argentina de Seguros S.A.    Argentina
 ..Reliance National Indemnity Company                       Wisconsin
 ....Careways, Inc.                                          Delaware
 ..Reliance National Insurance Company                       Delaware
 ....Blackmoor Group, Inc.                                   New York
 ......Waverly Insurance Agency, Inc.                        New York
 ....Reliance National De Mexico S.A.                        Mexico
 ....Reliance National Risk Services, Inc.                   New York
 ..Reliance National Risk Specialists, Inc.                  Pennsylvania

                                                            Jurisdiction
                                                                 of
Name                                                        Incorporation
----                                                        -------------

 ..Reliance National (U.K.) Ltd.                             England
 ....Reliance National Insurance Company (Europe) Ltd.       England
 ......Reliance HKCB Insurance Company Limited               Hong Kong
 ......Reliance Servicios Y Comissiones                      Mexico
 ......Renasa Insurance Company Ltd.                         South Africa
 ..Reliance Oriental Warehouse, Inc.                         Delaware
 ....Reliance Oriental Warehouse Associates
        (A California Limited Partnership)                  California

 ........Oriental Warehouse Associates
              (A California Limited Partnership)            California

 ..Reliance Portfolio Solutions, Ltd.                        Pennsylvania
 ..Reliance Reinsurance Company                              Delaware
 ..Reliance Reinsurance Corp.                                Pennsylvania
 ..Reliance Special Risk, Inc.                               Pennsylvania
 ....Reliance Specialty Programs, Inc.                       Pennsylvania
 ..Reliance Surety Company                                   Delaware
 ..Reliance Surety Group, Inc.                               Delaware
 ..Reliance Surety Managers, Inc.                            Pennsylvania
 ..Reliance Universal Insurance Company                      California
 ..Reliance Warranty Company, Inc.                           Delaware
 ..Reliant Insurance Company                                 Pennsylvania
 ..Reliant Insurance Corp.                                   Delaware
 ..Sandenhill, Inc.                                          Pennsylvania
 ....LG Partners, Inc.                                       Delaware
 ..Sterling Administrative Services, Inc.                    Pennsylvania
 ..Union International Insurance Company Limited             Bermuda
 ..United Pacific Insurance Company                          Pennsylvania
 ....Uni-Pac Corporation                                     Washington
 ......100 Bellevue Parkway Partners, L.P.                   Delaware
 ......Three Parkway Partners, L.P.                          Pennsylvania
 ..United Pacific Insurance Company of New York              New York
 ........Reliance USA Insurance Company                      Pennsylvania


 ..RCG International, Inc.                                   Delaware
 ....RCG/Asbach, Inc.                                        Delaware
 ....RCG Information Technology, Inc.                        New Jersey
 ......RCG Information Technology (Proprietary) Limited      South Africa
 ......RCG IT Corp.                                          Delaware
 ........Century Conversion Software, Inc.                   Delaware
 ........Quintic Systems, Inc.                               Delaware
 ......Integrated Systems Resources, Inc.                    Connecticut
 ....RCG-Moody International Limited                         England
 ......AOQC Moody CERT GmbH                                  Germany
 ......AOQC Moody International BV                           Netherlands
 ......AOQC Moody International Ltd. (Channel Islands)       Channel Islands
 ......AOQC Moody International Ltd. (U.K.)                  England

                                                            Jurisdiction
                                                                 of
Name                                                        Incorporation
----                                                        -------------

 ........AOQC Moody International Ltd. (Japan)               Japan
 ......AOQC Moody International SARL                         France

 ......International Container Survey Bureau (UK) Ltd.       England

 ......Moody Energy Technical Services Co. Ltd.              Peoples Republic
                                                               of China

 ......Moody International BV                                Holland
 ......Moody International de Argentina SA                   Buenos Aires
 ......Moody International Finland                           Finland

 ......Moody International GmbH                              Germany
 ......Moody International, Inc.                             Delaware
 ........Moody International Ltd. (Japan)                    Japan
 ........AOQC Moody International, Inc.                      Texas
 ........Inspection Services, Inc.                           Louisiana
 ........Moody International (Thailand) Ltd.                 Thailand

 ......Moody International Limited (U.K.)                    England
 ......Moody International Pty Ltd.                          Australia
 ......Moody International Quality Assurance Limited         Hungary
 ......Moody International Scandinavia AB                    Sweden
 ......Moody International South Africa (Proprietary)
         Limited                                            South Africa
 ........FPH Inspection Authority (Proprietary) Limited      South Africa

 ......Moody International SRL                               Italy
 ........AOQC Moody CERT SRL                                 Italy

 ......Moody Shenzen Quality Management Ltd.                 Peoples Republic
                                                             of China
 ......Premier Assessments Ltd.                              England
 ......PT Mody Inter Indonesia Pty Ltd.                      Indonesia

 ....Werner International, Inc.                              Delaware
 ......Werner Management Consultants, Inc.                   New York

           ANNEX 2 - SUBSIDIARIES OF RELIANCE DEVELOPMENT GROUP, INC.

                                                            Jurisdiction
                                                                 of
Name                                                        Incorporation
----                                                        -------------

Reliance Development Group, Inc.                            Delaware
 ..Continental Villages Company, Inc.                        Delaware
 ..Reliance Advisory Group, Inc.                             California
 ..Reliance Development Company, Inc. of Glendale            California
 ..Reliance Development Parking Company                      Arizona
 ..Relibro Corp.                                             New York